THE SYMPHONY WEALTH MANAGEMENT

OVATION FUND

Supplement to the Statement of Additional Information

Dated December 1, 2005

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Supplement effective February 6, 2006

The Fund has determined not to offer its Class C shares for sale to the general public at the present time. As a result thereof, all references to the Fund's Class C shares in the Statement of Additional Information are hereby deleted in their entirety.